Financial Instruments	9 Months Ended
Oct. 31, 2021
Disclosure of derivative financial instruments [Abstract]
FINANCIAL INSTRUMENTS
14.	FINANCIAL INSTRUMENTS

The Company’s financial instruments consist of cash, loans to Ekidos, accounts payable and accrued liabilities and due from related party. The Company’s risk exposure and the impact on the Company’s financial instruments are summarized below.

a)	Credit risk

Credit risk is the risk of financial loss to the Company if a counter party to a financial instrument fails to meet its payment obligations. The Company is exposed to credit risk with respect to its cash and loans to Ekidos. Management believes that the credit risk concentration with respect to cash is remote as it maintains accounts with highly rated financial institutions. The Company’s loans to Ekidos are subject to the expected credit loss model. The carrying amount of the loans to Ekidos represent the maximum credit exposure.

b)	Liquidity risk

Liquidity risk is the risk that the Company will encounter difficulty in satisfying its financial obligations as they become due. The Company manages its liquidity risk by forecasting cash flows from operations and anticipating investing and financing activities. As at October 31, 2021, the Company had working capital of $6,493,934. All of the Company’s liabilities are due within 90 days of October 31, 2021.

c)	Market risk

Market risk is the risk that the fair value of future cash flows of a financial instrument will fluctuate because of changes in market prices. Market risk comprises three types of risk: interest rate risk, foreign currency risk and other price risk. The Company is not currently exposed to any significant interest rate risk or other price risk. The Company is exposed to foreign currency risk with respect to cash denominated in Canadian dollars. As at October 31, 2021, a 15% strengthening (weakening) of the Canadian dollar against the United States dollar would have increased (decreased) the Company’s comprehensive loss by approximately $563,000 for the period from inception on February 5, 2021 to October 31, 2021.